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                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in this Registration Statement of Prosperity Bancshares, Inc. on Form S-8 of our report dated February 9, 2001, appearing in the Annual Report on Form 10-K of Prosperity Bancshares, Inc. for the year ended December 31, 2000.


/s/ DELOITTE & TOUCHE LLP
---------------------------
DELOITTE & TOUCHE LLP



Houston, Texas
March 16, 2001